UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21940

                              EIP Investment Trust
               (Exact name of registrant as specified in charter)

                         c/o Energy Income Partners, LLC
                               49 Riverside Avenue
                               Westport, CT 06880
               (Address of principal executive offices) (Zip code)

                                 Linda Longville
                         c/o Energy Income Partners, LLC
                               49 Riverside Avenue
                               Westport, CT 06880
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 203-349-8232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

The Report to Shareholders is attached herewith.


                                   (EIP LOGO)
                           EIP GROWTH AND INCOME FUND
                         DECEMBER 31, 2009 ANNUAL REPORT

EIP Growth and Income Fund

TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
Schedule of Investments ...................................................    3
Statement of Assets and Liabilities .......................................    6
Statement of Operations ...................................................    7
Statements of Changes in Net Assets .......................................    8
Statement of Cash Flow ....................................................    9
Financial Highlights ......................................................   10
Notes to Financial Statements .............................................   11
Report of Independent Registered Public Accounting Firm ...................   20
Additional Information ....................................................   21

You should carefully consider the investment objectives, risks, charges, and expenses of the Fund before making an investment decision. The private placement memorandum contains this and other information - please read it carefully before investing or sending money. Except as noted, numbers in the private placement memorandum are unaudited. To obtain a copy of the private placement memorandum, please call (203) 349-8232.

EIP Growth and Income Fund

Dear Fellow Shareholders:

I am pleased to submit this Annual Report for the EIP Growth and Income Fund for the period ended December 31, 2009. For the year ended December 31, 2009, the Fund's total return was +70.34%. For the year ended December 31, 2008, the Fund's total return was -33.04%.

The Fund's primary strategy is investing in publicly traded energy infrastructure companies with high dividend payouts that offer attractive yields and have the opportunity to grow. A large portion of our equity investment opportunities are publicly traded partnerships known as Master Limited Partnerships ("MLPs"). These securities represent under 25% of the Fund's assets, which is the maximum allowable for mutual funds. On average, over time about 20% of our assets are invested in securities with similar characteristics to the energy-related MLPs, such as MLP affiliates, infrastructure income trusts in Canada and infrastructure companies with MLP and infrastructure income trust subsidiaries. We typically invest the remainder of the portfolio in high-quality corporate and agency bonds with a weighted average maturity of 18 months or less or a coupon that floats with prevailing interest rates. All of our corporate bonds must have an AA rating or better, or an equivalent rating from Moody's or, if unrated, have been determined by Energy Income Partners, LLC to be of similar quality at the time they are put into the portfolio unless they are issued by an energy company, in which case the bond must have an investment grade rating or higher. While the bond portfolio may generate a significant amount of income, the large allocation to bonds with short duration is expected over time to have a large dampening effect on the portfolio's volatility. We employ leverage in an attempt to enhance the portfolio's returns.

BENCHMARKS:

We believe the following benchmarks provide appropriate comparisons of the Fund's performance:

                                                          TOTAL RETURN
                                                           (YEAR ENDED
                                                            12/31/09)
                                                          ------------
Wells Fargo Midstream MLP Index                              72.51%
Barclays Capital Aggregate U.S. Credit Index (1-3 year)      11.59%

WELLS FARGO MIDSTREAM MLP INDEX (FORMERLY THE WACHOVIA MIDSTREAM MLP TOTAL RETURN INDEX). We believe the portion of our portfolio invested in MLPs, income trusts and other energy equities may be compared to the Wells Fargo Midstream MLP Index. We use this index rather than a broader MLP index as our investment style tends to focus the portfolio in MLPs involved in pipeline transportation, storage, terminaling and processing of petroleum and natural gas. These activities are commonly known as "midstream" as opposed to oil and gas production ("upstream") and refining and marketing ("downstream"). The upstream and downstream parts of the energy industry are the customers of the midstream companies. And while much of the equity portion of the portfolio is not invested in midstream MLPs per se, their business characteristics are similar: a heavy weighting in North American midstream operations and a high payout ratio.

BARCLAYS CAPITAL AGGREGATE U.S. CREDIT INDEX. The Barclays Capital Aggregate U.S. Credit Index (1-3 year) is an index of corporate bonds with an average duration of about 1.8 years and an average credit quality of between Moody's assigned A1 to AA3 ratings (Source: Barclays Capital Inc.). While slightly longer in duration and lower in credit quality, we believe that over time, this index is the best benchmark for how we run the bond portion of our portfolio.

MLPS AND OTHER EQUITIES

As measured by the Wells Fargo Midstream MLP Index, the total return for MLPs over the year ended December 31, 2009 was about 72.5%. This return reflects an initial yield of about 12% and share appreciation of about 61%. While in the short-term, share price performance can be volatile, and subject to macro factors such as credit spreads, interest rates and overall market sentiment, we believe that over the long-term, share performance will approximate growth in per-share quarterly cash distributions paid by MLPs. Over the last 12 months, the average growth in per-share cash distributions of energy-related MLPs has been about flat. This compares to a ten-year average of about 7%.

We believe the extreme weakness in the share prices in 2008 was caused by professional investors who were forced to liquidate either due to redemptions or margin requirements. The bounce back in 2009 reflects, in our view, the absence of this selling pressure combined with stable fundamentals that allowed dividends to remain stable, on average.

                           RESULTS OF A HYPOTHETICAL
                               $10,000 INVESTMENT

                              (PERFORMANCE GRAPH)



                                        Wells Fargo     Barclays
                         EIP Growth    Midstream MLP     1-3 Year
                         & Income         Index       Credit Index
                        ------------  --------------  -------------
8/22/2006                  10000           10000         10000
12/31/2006                 10562           11077         10200
6/30/2007                  12292           13148         10429
12/31/2007                 11649           12535         10808
6/30/2008                  11265           11775         11020
12/31/2008                 7801             7963         10841
6/30/2009                  9963            10391         11584
12/31/2009                 13288           13737         12097


The Wells Fargo Midstream MLP Index consists of 34 energy MLPs and represents the Midstream sub-sector of the Wells Fargo MLP Composite Index. The index is calculated by S&P using a float-adjusted market capitalization methodology. Unlike the Fund, the index does not incur fees and expenses.

The Barclays Capital Aggregate Credit Index (1-3 year) is an index of corporate bonds with an average duration of about 1.8 years and an average credit quality of between Moody's assigned A1 to AA3 ratings. Unlike the Fund, the index does not incur fees and expenses.

                           EIP GROWTH AND INCOME FUND

RETURNS FOR YEAR ENDED 12/31/09
Average Annual Total Returns

One Year          70.34%
Since Inception    8.83%

Inception Date 08/22/06

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the fund will fluctuate so that an investor's shares, when sold, may be worth more or less than the original cost. Calculations do not reflect the deduction in taxes that a shareholder would pay on fund distributions or the redemption of shares. Calculations assume reinvestment of dividends and capital gain distributions. To obtain more recent performance data, please contact the Energy Income Partners Information Center at 1-203-349-8232.

EIP Growth and Income Fund

MLPs have traditionally been held by retail investors and the total return of MLPs has tended to have low correlations to the overall market, interest rates and the energy sector. However, the increased ownership by professional investors made MLPs more vulnerable to external market factors. We believe the large liquidation by these professional investors resulted in a higher ownership of more stable investors such as retail investors and institutions such as insurance companies and mutual funds.

FIXED INCOME

Our bond portfolio has an average credit quality of AA, which is slightly above the credit quality of our benchmark. The weakest performance from our bond portfolio in 2008 came from longer dated floating rate notes; these floaters contributed most to our positive performance in 2009. Our bond portfolio is made up entirely of corporate issues and US agency bonds. We do not hold any collateralized debt obligations or mortgage-backed securities or any other types of structured products. In addition, our strategy is a "buy and hold" approach. So while the mark-to-market value of some of our bonds has been volatile, we believe that if we hold them to maturity and there are no events of default, we should realize 100 cents on the dollar for these bonds as they mature. None of the bonds we have held have ever defaulted in their payments to the Fund. Of course, although not currently anticipated, if we sell these bonds before maturity, we may not realize 100 cents on the dollar for these bonds.

OUTLOOK

The MLP asset class experienced no new IPOs in 2009. In fact, some MLPs were de-listed due to bankruptcies and restructurings. The number of energy-related MLPs fell from a peak of 73 to 67 at the end of 2009. Two of the six were acquired by other MLPs while the other four were taken private or declared bankruptcy and were characterized by cyclical cash flows and/or too much financial leverage. There was, however a very healthy level of secondary financing activity for MLPs as they continued to fund their ongoing investments in new pipelines, processing and storage facilities. In 2009, there were 52 secondary equity offerings for MLPs that raised $7.3 billion. This compares to $3.9 billion raised in 2008 and $5.4 billion raised in 2007 (not including private transactions). MLPs also found access to the public debt markets, raising $8.0 billion in 17 offerings. This compares to $8.2 billion in 2008 and $5.2 billion in 2007. (Source: Barclays Capital). While access to debt in 2009 appears to be as good as prior years, pricing of course has changed and the difference in the cost of debt between investment grade and non-investment grade companies has widened substantially from two years ago.

In our opinion, the better positioned MLPs have non-cyclical cash flows, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. While there has been a rebound in commodity prices, cyclical cash flows will always be unpredictable, making them a bad fit with a steady dividend obligation. Over the last few years, the majority of MLP IPOs were companies whose primary business is the production of oil and gas, shipping, refining or natural gas gathering. While some of these MLPs have quality assets, competent management teams and the potential for higher growth, they have more risk associated with the cyclical nature of their businesses. We have written about the dangers of this trend in the past, and remain vigilant about limiting our exposure to MLPs with cyclical cash flows.

The total return proposition of owning energy-related infrastructure MLPs has been and continues to be their yield plus their growth. The yield of the MLPs, weighted by market capitalization, on December 31, 2009, was 7.4% based on the Alerian Index. The historical growth in the quarterly cash distributions that make up this yield has averaged between 6% and 7% annually over the last ten years, though it dropped to minus 2% in 2009 (Source: Alerian Capital Management). For true infrastructure MLPs, we expect dividend growth rates to average in the mid-single digits over the next few years. We believe this growth will continue to be driven by modest increases in underlying demand as the economy recovers, inflation and cost escalators in pipeline tariffs and contracts and accretion from profitable capital projects and acquisitions. The capital projects continue to be related to growth in areas such as the new natural gas shale resources, the need for more infrastructure related to bio fuels and other environmental requirements, and Canadian oil sands. Thus far, we believe the MLPs as a group have done a great job capitalizing on these opportunities. The slower capital spending by the customers of infrastructure MLPs (oil and gas producers and refiners) experienced last year appears to have reversed course with higher commodity prices and a rosier outlook for the economy. This is good news for our portfolio companies.

Sincerely,


James Murchie
President
EIP Growth and Income Fund

The views expressed in this commentary reflect those of the Fund's portfolio management team as of December 31, 2009. Any such views are subject to change at any time based on market or other conditions, and the Fund disclaims any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the Fund as to its accuracy or completeness.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CANADIAN INCOME TRUSTS AND COMMON STOCKS    2%
INVESTMENT COMPANY                          8%
UNITED STATES COMMON STOCKS                 9%
MASTER LIMITED PARTNERSHIPS                18%
CORPORATE NOTES AND BONDS                  19%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS     44%

% OF TOTAL INVESTMENTS

  PAR VALUE                                                         FAIR VALUE
------------                                                      --------------
CORPORATE NOTES AND BONDS - 23.01%+
               CREDIT - MISCELLANEOUS BUSINESS - 4.62%+
$  3,000,000   General Electric Capital Corp., MTN
                  0.484%, 01/08/16 (b) ........................   $    2,723,787
                                                                  --------------
               CREDIT - PERSONAL - 10.04%+
   6,000,000   American Express Credit, MTN
                  0.393%, 06/16/11 (a) (b) ....................        5,921,358
                                                                  --------------
               SECURITIES BROKER/DEALER - 8.35%+
   5,000,000   Merrill Lynch & Co., Inc., MTN
                  0.482%, 07/25/11 (a) (b) ....................        4,925,065
                                                                  --------------
               TOTAL CORPORATE NOTES AND BONDS
                  (Cost $14,006,704) ..........................       13,570,210
                                                                  --------------

   SHARES
------------
MASTER LIMITED PARTNERSHIPS - 21.08%+
               CONSUMER CYCLICALS - 1.25%+
       9,935   Global Partners, LP ............................          228,108
       8,640   Inergy Holdings, LP ............................          507,600
                                                                  --------------
                                                                         735,708
                                                                  --------------
               ENERGY - 19.83%+
      30,238   Buckeye GP Holdings, LP ........................          866,016
       1,000   Buckeye Partners, LP ...........................           54,450
      24,285   Duncan Energy Partners, LP .....................          576,769
      29,400   El Paso Pipeline Partners, LP ..................          763,224
      14,000   Energy Transfer Equity, LP .....................          428,120
       6,500   Energy Transfer Partners, LP ...................          292,305
      35,488   Enterprise GP Holdings, LP .....................        1,382,967
      13,800   Enterprise Products Partners, LP ...............          433,458
      13,279   Holly Energy Partners, LP ......................          529,035
      18,700   Magellan Midstream Partners, LP ................          810,271
       1,140   Natural Resource Partners, LP ..................           27,634
      19,750   NuStar Energy, LP ..............................        1,107,777
      36,200   NuStar GP Holdings, LLC ........................          974,504
      14,043   ONEOK Partners, LP .............................          874,879
       6,651   Penn Virginia Resource Partners, LP ............          143,396
       9,000   Plains All American Pipeline, LP ...............          475,650
       2,350   Quicksilver Gas Services, LP ...................           49,303
      20,871   Sunoco Logistics Partners, LP ..................        1,396,061

   SHARES                                                           FAIR VALUE
------------                                                      --------------
MASTER LIMITED PARTNERSHIPS (CONTINUED)
               ENERGY (CONTINUED)
       8,309   TC Pipelines, LP ...............................   $      306,104
       3,200   Transmontaigne Partners, LP ....................           88,000
       5,000   Williams Pipeline Partners, LP .................          118,750
                                                                  --------------
                                                                      11,698,673
                                                                  --------------
               TOTAL MASTER LIMITED PARTNERSHIPS
                  (Cost $8,730,812) ...........................       12,434,381
                                                                  --------------
UNITED STATES COMMON STOCKS - 11.29%+
               ENERGY - 5.50%+
      26,247   Enbridge Energy Management,
                  LLC (c) .....................................        1,394,230
         900   Enbridge, Inc. .................................           41,598
      16,000   Exxon Mobil Corp. ..............................        1,091,040
      13,136   Kinder Morgan Management,
                  LLC (c) .....................................          717,761
                                                                  --------------
                                                                       3,244,629
                                                                  --------------
               FINANCE - 2.38%+
      74,000   MLP & Strategic Equity Fund (d) ................        1,177,340
      28,050   NGP Capital Resources Co. ......................          228,046
                                                                  --------------
                                                                       1,405,386
                                                                  --------------
               UTILITIES - 3.41%+
       3,500   Dominion Resources, Inc. .......................          136,220
       5,000   FPL Group, Inc. ................................          264,100
      10,000   ITC Holdings Corp. .............................          520,900
       8,800   Public Service Enterprise Group,
                  Inc. ........................................          292,600
       3,500   Sempra Energy ..................................          195,930
       7,800   Southern Co. ...................................          259,896
      14,000   UGI Corp. ......................................          338,660
                                                                  --------------
                                                                       2,008,306
                                                                  --------------
               TOTAL COMMON STOCKS
                  (Cost $5,379,458) ...........................        6,658,321
                                                                  --------------
CANADIAN COMMON STOCKS - 0.55%+
               INDUSTRIAL - 0.55%+
      42,700   Newalta, Inc. ..................................          326,660
                                                                  --------------
               TOTAL CANADIAN COMMON STOCKS
                  (Cost $99,124) ..............................          326,660
                                                                  --------------
CANADIAN INCOME TRUSTS - 2.00%+
               ENERGY - 0.04%+
       3,000   Phoenix Technology Income Fund .................           23,551
                                                                  --------------
               FINANCE - 0.48%+
      22,500   Enbridge Income Fund ...........................          285,448
                                                                  --------------
               UTILITIES - 1.48%+
      37,258   Keyera Facilities Income Fund ..................          869,656
                                                                  --------------
               TOTAL CANADIAN INCOME TRUSTS
                  (Cost $749,274) .............................        1,178,655
                                                                  --------------

  PAR VALUE
------------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 52.96%+
               FEDERAL HOME LOAN BANK - 27.84%+
$ 16,400,000   Federal Home Loan Bank
                  0.790%, 03/11/10 (a) (b) ....................       16,420,320
                                                                  --------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

SCHEDULE OF INVESTMENTS - CONTINUED

  PAR VALUE                                                         FAIR VALUE
------------                                                      --------------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (CONTINUED)
               FEDERAL HOME LOAN MORTGAGE - 13.75%+
$  8,000,000   Federal Home Loan Mortgage Corp.
                  7.000%, 03/15/10 (a) ........................   $    8,108,568
                                                                  --------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 11.37%+
   2,500,000   Federal National Mortgage Association
                  4.125%, 05/15/10 (a) ........................        2,536,273
   4,000,000   Federal National Mortgage Association
                  3.625%, 08/15/11 (a) ........................        4,169,108
                                                                  --------------
                                                                       6,705,381
                                                                  --------------
               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                  (Cost $31,221,299) ..........................       31,234,269
                                                                  --------------

   SHARES
------------
INVESTMENT COMPANY - 9.58%+
   5,652,106   PNC Bank Money Market ..........................        5,652,106
                                                                  --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $5,652,106) ...........................        5,652,106
                                                                  --------------
TOTAL INVESTMENTS - 120.47%+
   (Cost $65,838,777)* ........................................       71,054,602
                                                                  --------------

  PRINCIPAL
------------
REVERSE REPURCHASE AGREEMENTS (e) - (64.17)%+
$ (4,260,000)  With Credit Suisse for American
                  Express Credit, 1.50% dated
                  12/31/09, to be repurchased
                  at $4,260,710 on 01/04/10 ...................       (4,260,000)
 (15,580,000)  With Credit Suisse for Federal
                  Home Loan Bank, 0.25% dated
                  12/31/09 to be repurchased at
                  $15,580,433 on 01/04/10 .....................      (15,580,000)
  (7,980,000)  With Credit Suisse for Federal
                  Home Loan Mortgage Corp.,
                  0.25% dated 12/31/09, to be
                  repurchased at $7,980,222
                  on 01/04/10 .................................       (7,980,000)
  (2,428,125)  With Credit Suisse for Federal
                  National Mortgage Association,
                  0.25% dated 12/31/09, to be
                  repurchased at $2,428,192
                  on 01/04/10 .................................       (2,428,125)
  (4,000,000)  With Credit Suisse for Federal
                  National Mortgage Association,
                  0.25% dated 12/31/09, to be
                  repurchased at $4,000,111
                  on 01/04/10 .................................       (4,000,000)
  (3,600,000)  With Credit Suisse for Merrill Lynch
                  & Co., Inc., 1.50% dated
                  12/31/09, to be repurchased at
                  $3,600,600 on 01/04/10 ......................       (3,600,000)
                                                                  --------------
               TOTAL REVERSE REPURCHASE AGREEMENTS
                  (Cost $(37,848,125)) ........................      (37,848,125)
                                                                  --------------
TOTAL INVESTMENTS AND REVERSE REPURCHASE AGREEMENTS - 56.30%+
   (Cost $27,990,652) .........................................       33,206,477
                                                                  --------------


                                                                    FAIR VALUE
                                                                  --------------
OTHER ASSETS IN EXCESS OF LIABILITIES - 43.70%+ ...............   $   25,776,962
                                                                  --------------
NET ASSETS - 100.00%+ .........................................   $   58,983,439
                                                                  ==============

+ Percentages are calculated based on net assets, inclusive of reverse repurchase agreements.

*    Aggregate cost for federal tax purposes is $68,116,359.

(a) Segregated as collateral for Reverse Repurchase Agreements as of December 31, 2009.

(b) Floating rate note. The interest rate shown reflects the rate in effect at December 31, 2009.

(c)  Non-income producing security.

(d)  Closed-End Fund

(e) A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

MTN  Medium Term Note

The amount of $428,717 in cash was segregated with the broker, Credit Suisse, to cover margin requirements for the following open futures contracts as of December 31, 2009:

SHORT FUTURES             NUMBER OF     NOTIONAL    UNREALIZED
OUTSTANDING               CONTRACTS      AMOUNT    DEPRECIATION
-------------             ---------   ----------   ------------
Canadian Dollar (03/10)       77      $7,362,740     $(93,862)

The amount of $4,131,954 in cash was segregated with the custodian to cover the following total return swaps outstanding at December 31, 2009:

LONG TOTAL                    PAY        EXPIRATION    NOTIONAL     UNREALIZED
RETURN EQUITY SWAPS           RATE          DATE        AMOUNT     APPRECIATION
-------------------       ------------   ----------   ----------   ------------
Inter Pipeline Fund **    1 month
                          Libor + 40
                          basis points     9/13/11    $  516,896      $26,566

Mullen Group, Ltd.**      1 month
                          Libor + 40
                          basis points     9/13/11       213,861       22,275

Phoenix Technology
Income Fund **            1 month
                          Libor + 125
                          basis points     9/13/11       168,596       21,521

El Paso Pipeline, LP **   1 month
                          Libor + 100
                          basis points    12/24/13       515,600        3,431

Energy Transfer
Partners, LP **           1 month
                          Libor + 150
                          basis points    12/24/13       355,600        4,023

Kinder Morgan
Management, LLC **        1 month
                          Libor + 50
                          basis points    12/24/13     1,767,139       13,121

Magellan Midstream
Partners **               1 month
                          Libor + 150
                          basis points    12/24/13     1,491,000       24,976

ONEOK, Inc. **            1 month
                          Libor + 50
                          basis points    12/24/13     1,549,023       41,826

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      UNREALIZED
LONG TOTAL                    PAY        EXPIRATION     NOTIONAL     APPRECIATION/
RETURN EQUITY SWAPS           RATE          DATE         AMOUNT     (DEPRECIATION)
-------------------       ------------   ----------   -----------   --------------
Williams Pipeline
Partners, LP **           1 month
                          Libor + 100
                          basis points    12/24/13    $   586,250      $  7,368

Enbridge, Inc. **         1 month
                          Libor + 44
                          basis points     1/21/14      1,116,250        39,083

Spectra Energy
Corp.                     ** 1 month
                          Libor + 35
                          basis points     1/21/14        455,366         1,951

TransCanada
Corp. **                  1 month
                          Libor + 40
                          basis points     1/21/14        709,776        33,449

UGI Corp. **              1 month
                          Libor + 35
                          basis points     1/21/14        538,302        (4,230)

Williams Companies,
Inc. **                   1 month
                          Libor + 35
                          basis points     1/21/14      1,262,394        18,061
                                                      -----------      --------
                                                      $11,246,053      $253,421
                                                      ===========      ========

SHORT TOTAL                    PAY        EXPIRATION     NOTIONAL      UNREALIZED
RETURN EQUITY SWAPS           RATE          DATE         AMOUNT     DEPRECIATION
-------------------       ------------   ----------   -----------   ------------
Copano Energy, LLC**      1 month
                          Libor - 250
                          basis points    10/17/11      $322,200      $(36,775)
                                                        --------      --------
                                                        $322,200      $(36,775)
                                                        ========      ========

**   Credit Suisse is the counterparty to the above total return swaps.

The following table summarizes the activity for written options for the year ended December 31, 2009:

                                 NUMBER OF
                                 CONTRACTS    PREMIUM
                                 ---------   ---------
Outstanding, January 1, 2009       2,625     $ 359,683
Call Options Written                 770       115,514
Put Options Written                  360        62,320
Call Options Closed                 (770)     (115,514)
Put Options Closed                  (907)     (120,298)
Call Options Expired              (1,357)     (183,477)
Put Options Exercised               (721)     (118,228)
                                  ------     ---------
Outstanding, December 31, 2009        --     $      --
                                  ======     =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
Investments, at value (Cost $65,838,777) ..................................   $ 71,054,602
Restricted cash ...........................................................      4,560,702
Swaps (premium paid $0) ...................................................        257,651
Receivables:
      Investments sold ....................................................     21,050,787
      Dividends and interest ..............................................        288,668
Prepaid expenses ..........................................................         54,450
                                                                              ------------
         Total assets .....................................................     97,266,860
                                                                              ------------
LIABILITIES:
Reverse repurchase agreements .............................................     37,848,125
Interest expense payable ..................................................         25,704
Due to broker - variation margin on future contracts ......................         93,862
Swaps (premium received $0) ...............................................         41,005
Payables:
      Advisory fees (Note 3) ..............................................         48,924
      Professional fees ...................................................        178,245
      Administration fees (Note 3) ........................................         15,334
      Printing expense ....................................................         10,229
      Trustees fees and related expenses (Note 3) .........................          2,573
      Custodian fees ......................................................          2,000
      Transfer agent fees .................................................          4,609
      Other payables ......................................................         12,811
                                                                              ------------
         Total liabilities ................................................     38,283,421
                                                                              ------------
NET ASSETS ................................................................   $ 58,983,439
                                                                              ============
NET ASSETS CONSIST OF:
   Par value ($0.01 per share) ............................................   $     51,596
   Paid in capital ........................................................     74,149,257
   Accumulated undistributed net investment loss ..........................       (552,131)
   Accumulated net realized loss on investments, swap transactions, futures
      contracts, written options and foreign currency transactions ........    (20,002,729)
   Net unrealized appreciation on investments, swap transactions, futures
      contracts and foreign currency transactions .........................      5,337,446
                                                                              ------------
                                                                              $ 58,983,439
                                                                              ============
Shares outstanding (unlimited number of shares authorized) ................      5,159,609
                                                                              ============
Net Asset Value, offering and redemption price per share (net assets/shares
   outstanding) ...........................................................   $      11.43
                                                                              ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

FOR THE YEAR ENDED DECEMBER 31, 2009

STATEMENT OF OPERATIONS

INVESTMENT INCOME:
   Dividends ..............................................................   $    378,440
   Less: foreign taxes withheld ...........................................        (25,043)
   Interest ...............................................................        653,192
                                                                              ------------
      Total investment income .............................................      1,006,589
                                                                              ------------
EXPENSES:
   Interest expense (Note 2) ..............................................        645,727
   Investment advisory fees (Note 3) ......................................        533,803
   Professional fees ......................................................        405,837
   Administration fees (Note 3) ...........................................        179,689
   Transfer agent fees (Note 3) ...........................................         48,501
   Trustees fees and related expenses (Note 3) ............................         45,333
   Custodian fees .........................................................         24,226
   Registration expenses ..................................................            560
   Printing expenses ......................................................          8,769
   Other expenses .........................................................        122,524
                                                                              ------------
      Total expenses ......................................................      2,014,969
                                                                              ------------
      NET INVESTMENT LOSS .................................................     (1,008,380)
                                                                              ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
NET REALIZED GAIN/(LOSS) ON:
   Investments ............................................................    (13,764,219)
   Swap transactions ......................................................      1,597,416
   Futures contracts ......................................................       (678,330)
   Written options ........................................................         85,507
   Foreign currency transactions ..........................................         (1,878)
                                                                              ------------
      Net realized loss ...................................................    (12,761,504)
                                                                              ------------
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
   Investments ............................................................     41,488,935
   Swap transactions ......................................................         26,675
   Futures contracts ......................................................        (24,871)
   Written options ........................................................        337,647
   Foreign currency transactions ..........................................         (1,077)
                                                                              ------------
      Net change in unrealized appreciation ...............................     41,827,309
                                                                              ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...........................     29,065,805
                                                                              ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ................................   $ 28,057,425
                                                                              ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED      YEAR ENDED
                                                                              DECEMBER 31,    DECEMBER 31,
                                                                                  2009            2008
                                                                              ------------   -------------
OPERATIONS:
   Net investment income/(loss) ...........................................   $ (1,008,380)  $     945,299
   Net realized loss on investments, swaps, futures, written options and
      foreign currency transactions .......................................    (12,761,504)    (18,335,365)
   Net change in unrealized appreciation/(depreciation) on investments,
      swaps, futures, written options and foreign currency transactions ...     41,827,309     (44,533,972)
                                                                              ------------   -------------
      Net increase (decrease) in net assets from operations ...............     28,057,425     (61,924,038)
                                                                              ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..................................................             --      (2,321,372)
   Net realized gain on investments: ......................................             --      (7,576,753)
                                                                              ------------   -------------
         Total distributions ..............................................             --      (9,898,125)
                                                                              ------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ..........................................             --      56,421,352
   Proceeds from reinvestment of distributions ............................             --       9,898,125
   Cost of shares redeemed ................................................    (56,821,298)   (114,011,043)
                                                                              ------------   -------------
         Net decrease in net assets from capital share transactions .......    (56,821,298)    (47,691,566)
                                                                              ------------   -------------
         Total decrease in net assets .....................................    (28,763,873)   (119,513,729)
                                                                              ------------   -------------
NET ASSETS:
BEGINNING OF YEAR .........................................................     87,747,312     207,261,041
END OF YEAR ...............................................................   $ 58,983,439   $  87,747,312
                                                                              ============   =============
(A) Undistributed net investment income/(loss) ............................   $   (552,131)  $       2,917
                                                                              ============   =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2009

OPERATING ACTIVITIES
   Net increase in net assets from operations .............................   $ 28,057,425
ADJUSTMENTS TO NET INCREASE IN NET ASSETS FROM OPERATIONS
   Purchase of investment securities ......................................    (57,688,723)
   Proceeds from disposition of investment securities .....................    184,853,230
   Net purchase of short-term investment securities .......................    (17,187,518)
   Net realized loss on investments .......................................     13,766,117
   Net change in unrealized depreciation on investments ...................    (41,488,935)
   Net accretion of premium ...............................................        777,419
   Return of capital received from investments in MLPs ....................      2,084,153
   Net increase in due to broker-variation margin on futures contracts ....         24,871
   Net change in swap appreciation ........................................        (26,675)
   Net change in premiums received on swaps ...............................          4,297
   Net change in premium received from options ............................       (359,683)
   Net change in unrealized depreciation on written options ...............       (337,647)
   Decrease in restricted cash ............................................      5,820,729
   Decrease in dividends and interest receivable ..........................        984,499
   Decrease in prepaid expenses ...........................................         24,963
   Increase in other payables .............................................          8,957
   Increase in printing payable ...........................................          1,427
   Increase in transfer agent fees payable ................................            555
   Increase in investments sold receivable ................................    (18,666,281)
   Decrease in investments purchased payable ..............................       (559,157)
   Decrease in interest expense payable ...................................       (292,336)
   Decrease in advisory fee payable .......................................        (26,181)
   Decrease in custodian fees payable .....................................         (6,130)
   Decrease in professional fees payable ..................................         (3,942)
   Decrease in administration fees payable ................................         (3,133)
   Decrease in trustees fees and related expense payable ..................           (940)
                                                                              ------------
Net cash provided by operating activities .................................     99,761,361
                                                                              ------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Net decrease in reverse repurchase agreements ..........................    (42,940,063)
   Payment of shares redeemed .............................................    (56,821,298)
                                                                              ------------
Net cash used in financing activities .....................................    (99,761,361)
   Net increase (decrease) in unrestricted cash ...........................             --
BEGINNING OF YEAR .........................................................   $         --
                                                                              ------------
END OF YEAR ...............................................................   $         --
                                                                              ============
Cash paid for interest expense ............................................   $   $938,063
                                                                              ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

FINANCIAL HIGHLIGHTS                                           DECEMBER 31, 2009

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE SINCE THE COMMENCEMENT OF THE FUND'S OPERATIONS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS).

                                               YEAR        YEAR       YEAR        PERIOD
                                               ENDED       ENDED      ENDED       ENDED
                                             12/31/09    12/31/08   12/31/07   12/31/06(a)
                                             --------    --------   --------   -----------
Net asset value, beginning of period .....   $  6.71     $ 11.22    $  10.50   $  10.00
                                             -------     -------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/(loss) ..........     (0.16)(b)    0.05(b)     0.11       0.05
   Net realized and unrealized gain/(loss)
      on investments .....................      4.88       (3.75)       0.96       0.51
                                             -------     -------    --------   --------
   Total from investment operations ......      4.72       (3.70)       1.07       0.56
                                             -------     -------    --------   --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
   Net investment income .................        --       (0.19)         --      (0.06)
   Net realized gain on investments ......        --       (0.62)      (0.35)        --
                                             -------     -------    --------   --------
   Total from distributions ..............        --       (0.81)      (0.35)     (0.06)
                                             -------     -------    --------   --------
Net increase (decrease) in net asset value      4.72       (4.51)       0.72       0.50
                                             -------     -------    --------   --------
Net asset value, end of period ...........   $ 11.43     $  6.71    $  11.22   $  10.50
                                             -------     -------    --------   --------
TOTAL RETURN .............................     70.34%     (33.04)%     10.29%      5.62%*
                                             =======     =======    ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....   $58,983     $87,747    $207,261   $119,896
Ratios of expenses to average net assets:
   Operating expenses excluding interest
      expense ............................      2.57%       1.54%       1.61%      2.90%**
   Operating expenses including interest
      expense ............................      3.77%       4.30%       5.84%      6.23%**
Ratios of net investment income/(loss) to
   average net assets ....................     (1.89)%      0.52%       0.99%      1.69%**
Portfolio turnover rate ..................        93%         42%         24%         6%*

----------
(a)  The Fund commenced operations on August 22, 2006.

(b) Per share investment income has been calculated using the average shares method.

*    Not annualized

**   Annualized

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

EIP Growth and Income Fund (the "Fund") is a diversified, open-end management investment company. The Fund commenced operations on August 22, 2006. The Fund is currently the sole series of EIP Investment Trust (the "Trust"), a Delaware statutory trust. The Fund is managed by Energy Income Partners, LLC (the "Manager"). At this time, the Fund does not intend to publicly offer its shares. Fund shares are available only to certain unregistered investment companies through a "master/feeder" arrangement pursuant to Section 12(d)(1)(E) of the Investment Company Act of 1940, as amended (the "1940 Act") and certain other accredited investors.

The Fund's primary investment objective is to seek a high level of total shareholder return that is balanced between current income and growth. As a secondary objective, the Fund will seek low volatility. Under normal market conditions, the Fund's investments will be concentrated in the securities of one or more issuers conducting their principal business activities in the Energy Industry. The Energy Industry is defined as enterprises connected to the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, electricity, coal or other energy sources.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements and which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: For purposes of valuing investment securities, readily marketable portfolio securities listed on any exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") Global Market are valued, except as indicated below, at the last sale price or the NASDAQ official closing price as determined by NASDAQ on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean between the most recent bid and asked price on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from independent pricing services. As a result, the net asset value ("NAV") of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside of the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange ("NYSE") is closed and an investor is not able to purchase or redeem shares.

Equity securities traded in the over-the-counter ("OTC") market, but excluding securities trading on the NASDAQ Global Market, are valued at the closing bid prices, if held long, or at the closing asked prices, if held short. Debt securities are priced based upon valuations provided by independent, third-party pricing agents. These third-party pricing agents may employ methodologies that utilize actual market transactions, broker-dealer supplied valuation, or other electronic data processing techniques. Such techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. If reliable market quotations are not readily available with respect to a portfolio security held by the Fund, including any illiquid securities, or if a valuation is deemed inappropriate, the fair value of such security will be determined under procedures adopted by the Board of Trustees of the Trust (the "Board") in a manner that most fairly reflects market value of the security on the valuation date as described below.

The use of fair value pricing by the Fund indicates that a readily available market quotation is unavailable (such as when the exchange on which a security trades does not open for the day due to extraordinary circumstances and no other market prices are available or when events occur after the close of a relevant market and prior to the close of the NYSE that materially affect the value of an asset) and in such situations the Board (or the Manager, acting at the Board's direction) will estimate the value of a security using available information. In such situations, the values assigned to such securities may not necessarily represent the amounts which might be realized upon their sale. The use of fair value pricing by the Fund will be governed by valuation procedures adopted by the Trust's Board, and in accordance with the provisions of the 1940 Act. At December 31, 2009, there were no fair valued securities.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

NOTES TO FINANCIAL STATEMENTS - CONTINUED

FAIR VALUE MEASUREMENT: The inputs and valuation techniques used to measure fair value of the Fund's net assets are summarized into three levels as described in the hierarchy below:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, evaluation pricing, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the values of each investment in each level as of December 31, 2009 is as follows:

                                                                           LEVEL 2       LEVEL 3
                                             TOTAL FAIR     LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                              VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
                                              12/31/09       PRICE         INPUTS        INPUTS
                                            -----------   -----------   -----------   ------------
ASSETS
Corporate Notes and Bonds                   $13,570,210   $        --   $13,570,210        $--
Master Limited Partnerships*                 12,434,381    12,434,381            --         --
United States Common Stocks*                  6,658,321     6,658,321            --         --
Canadian Income Trusts and Common Stocks*     1,505,315     1,505,315            --         --
U.S. Government and Agency Obligations       31,234,269            --    31,234,269         --
Investment Company                            5,652,106     5,652,106            --         --
Total Return Equity Swaps                       257,651            --       257,651         --
                                            -----------   -----------   -----------        ---
Total                                        71,312,253    26,250,123    45,062,130         --
LIABILITIES
Total Return Equity Swaps                        41,005            --        41,005         --
Variation Margin on Future Contracts             93,862        93,682            --         --
                                            -----------   -----------   -----------        ---
Total                                       $   134,867   $    93,862   $    41,005        $--
                                            -----------   -----------   -----------        ---

*    See Schedule of Investments detail for industry breakout.

The Fund held no securities or financial instruments during 2009 which measured their fair value using Level 3 inputs.

The fair value of the Fund's reverse repurchase agreements, which qualify as financial instruments under FASB Accounting Standards Codification ("ASC") 820 "Disclosures about Fair Values of Financial Instruments", approximates the carrying amounts presented in the Schedule of Investments and Statement of Assets and Liabilities.

MLP COMMON UNITS: Master Limited Partnership ("MLP") common units represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

RESTRICTED CASH: Restricted cash includes amounts required to be segregated with the Fund's custodian or brokers as collateral for the Fund's derivatives as shown on the Schedule of Investments.

REVERSE REPURCHASE AGREEMENTS: One method by which the Fund currently incurs leverage is through the use of reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase such securities on demand or on a specified future date and at a specified price, including an interest payment. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold and also have the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase such securities. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. The Fund will

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

NOTES TO FINANCIAL STATEMENTS - CONTINUED

segregate on its books assets in an amount at least equal to its obligations, marked to market daily, under any reverse repurchase agreement or take other permissible actions to cover its obligations. The use of leverage involves risks of increased volatility of the Fund's investment portfolio, among others. In certain cases, the Fund may be required to sell securities with a value significantly in excess of the cash received by the Fund from the buyer. In certain reverse repurchase agreements, the buyer may require excess cover of the Fund's obligation. If the buyer files for bankruptcy or becomes insolvent, the Fund may lose the value of the securities in excess of the cash received.

Maximum amount outstanding during the year           $80,788,188
Average amount outstanding during the year*          $39,001,024
Average shares outstanding during the year             6,307,234
Average debt per share outstanding during the year   $      6.18

* The average amount outstanding during the year was calculated by adding the cash received under reverse repurchase agreements at the end of each day and dividing the sum by the number of days in the year ended December 31, 2009.

The reverse repurchase agreements are executed daily based on the previous day's terms. The accrued interest and maturity amounts are payable at the time the reverse repurchase agreement is not renewed or the terms of the agreement are renegotiated. Interest accrues on a daily basis from the initial opening date or last interest payment date, if an interest payment has been made for the respective repurchase agreement.

Interest rates ranged from 0.25% to 3.00% during the year ended December 31, 2009, on cash received under reverse repurchase agreements. Interest expense for the year ended December 31, 2009 aggregated $645,727, which is included in the Statement of Operations under "Interest Expense".

SHORT SALES OF SECURITIES: The Fund may enter into short sale transactions. A short sale is a transaction in which the Fund sells securities it does not own (but has or may have borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund did not enter into any short sale transactions during the year ended December 31, 2009.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES: The following is a table summarizing the fair value of derivatives held at December 31, 2009 by primary risk exposure:

                                               ASSET DERIVATIVES                     LIABILITY DERIVATIVES
                                     -------------------------------------   -------------------------------------
Derivatives not accounted for
as hedging instruments
                                        Statement of Assets                     Statement of Assets
                                     and Liabilities Location   Fair Value   and Liabilities Location   Fair Value
                                     ------------------------   ----------   ------------------------   ----------
                                                                             Due to broker -
                                                                             variation margin on
Foreign Exchange Futures Contracts   --                          $     --    futures contract            $ 93,862
Equity Contracts                     Swaps                        257,651    Swaps                         41,005
                                                                 --------                                --------
Total                                                            $257,651                                $134,867
                                                                 ========                                ========

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

NOTES TO FINANCIAL STATEMENTS - CONTINUED

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

                                                                                                    CHANGE IN UNREALIZED
                                                                                                       APPRECIATION OR
                                             LOCATION OF GAIN OR          REALIZED GAIN OR (LOSS)     (DEPRECIATION) ON
Derivatives not accounted for              (LOSS) ON DERIVATIVES               ON DERIVATIVES            DERIVATIVES
as hedging instruments                      RECOGNIZED IN INCOME            RECOGNIZED IN INCOME    RECOGNIZED IN INCOME
-----------------------------        ----------------------------------   -----------------------   --------------------
Foreign Exchange Futures Contracts   Net realized loss on futures
                                     contracts/change in unrealized
                                     appreciation/(depreciation) on
                                     futures contracts                          $ (678,330)              $(24,871)

Equity Contracts                     Net realized gain/(loss) on swap
                                     transactions and written options/
                                     change in unrealized appreciation/
                                     (depreciation) on swap
                                     transactions and written options            1,682,923                364,322
                                                                                ----------               --------
Total                                                                           $1,004,593               $339,451
                                                                                ==========               ========

FUTURES CONTRACTS: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against foreign currency exchange risk or for any other purpose permitted by applicable law. The purchase of futures contracts may be more efficient or cost effective than actually buying the underlying securities or assets. A futures contract is an agreement between two parties to buy and sell an instrument at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities or assets. The Fund's maximum foreign currency exchange rate risk on those futures contracts where the underlying is long currency is an amount equal to the notional amount of the related contracts. As of December 31, 2009, the Fund held no futures contracts where the underlying is long currency. The Fund's maximum foreign currency exchange rate risk on those futures contracts where the underlying is short currency is theoretically unlimited. However, if effectively hedged, any loss would be offset in unrealized foreign currency gains of securities denominated in the same currency. For the year ended December 31, 2009, the Fund's average volume of futures activity was $5,254,574 of notional amount.

CURRENCY HEDGING TRANSACTIONS: The Fund may engage in certain transactions intended to hedge the Fund's exposure to currency risks, including without limitation buying or selling options or futures, entering into forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivative transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivatives instruments.

FOREIGN CURRENCY TRANSLATIONS: The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions.

Although the net assets of the Fund are calculated using the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these foreign exchange gains or

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

NOTES TO FINANCIAL STATEMENTS - CONTINUED

losses are included in the reported net realized and unrealized gain or loss on investments.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

SWAP AGREEMENTS: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into swap agreements as a substitute for purchasing equity securities of issuers in the Energy Industry as defined in Note 1 above, to achieve the same exposure as it would by engaging in short sales transactions of energy securities, to hedge its currency exposure or for any other purpose permitted by applicable law. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates) where the cash flows are based on agreed-upon prices, rates, etc. In a typical equity swap agreement, one party agrees to pay another party the return on a security or basket of securities in return for a specified interest rate. By entering into swaps, the Fund can gain exposure to a security without actually purchasing the underlying asset. Swap agreements involve both the risk associated with the investment in the security as well as the risk that the performance of the security, including any dividends, will not exceed the interest that the Fund will be committed to pay under the swap. Swaps are individually negotiated. Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund will cover its current obligations under swap agreements by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. A swap agreement would expose the Fund to the same equity price risk as it would have if the underlying equity securities were purchased.

The Fund's maximum equity price risk to meet its future payments under long swap agreements outstanding as of December 31, 2009 is equal to the total notional amount as shown on the Schedule of Investments. The Fund's maximum equity price risk to meet its future payments under short swap agreements outstanding is theoretically unlimited. For the year ended December 31, 2009, the average volume of long Total Return Equity Swaps was $11,366,695 of notional amount. The average volume of short Total Return Equity Swaps for the period outstanding, beginning in November 2009 through December 2009, was $302,745 of notional amount.

OPTIONS CONTRACTS: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, to enhance potential gain, and for any other purpose permitted by applicable law. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, would require cash settlement by the Fund if the option is exercised.

The liability representing the Fund's obligation under an exchange-traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale on such day, the mean between the closing bid and ask prices on such day or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. OTC written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. OTC options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not corre-

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

NOTES TO FINANCIAL STATEMENTS - CONTINUED

late exactly with changes in the value of the securities or currencies hedged. At December 31, 2009, the Fund did not hold any option contracts. See the Schedule of Investments for the Fund's option contract activity for the year.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as the Fund is informed of the ex-dividend date. Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized using the effective yield method.

DIVIDENDS AND DISTRIBUTIONS: At least annually, the Fund intends to distribute all or substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gain. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The Fund will reinvest distributions in additional shares of the Fund unless a shareholder has written to request distributions, in whole or in part, in cash. There was no distribution paid during the calendar year ended December 31, 2009. The tax character of distributions paid during the calendar year ended December 31, 2008, were as follows:

Ordinary Income           $4,139,596
Long-Term Capital Gains   $5,758,529

The Fund will be considered a nonpublicly offered regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, certain expenses of the Fund, including the management fee, are subject to special rules that may affect certain shareholders of the Fund (including individuals and entities that compute their taxable income in the same manner as an individual). In particular, such a shareholder's pro rata portion of the affected expenses for the calendar year (but generally reduced by the Fund's net operating loss, if any, for its tax year ending within the calendar year), will be taxable to such shareholders as an additional dividend, but the deductibility of such expenses by such shareholders will be subject to the 2% "floor" on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code and will not be deductible for the purposes of calculating alternative minimum tax. The Fund has a tax year end of June 30. As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income                    $         0
Capital Loss Carryforward                        $10,735,440
Post October Loss - Capital & Foreign Currency   $18,356,298

Taxable income and capital gains are determined in accordance with U.S. federal income tax rules, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The difference between taxable undistributed earnings as of June 30, 2009 and undistributed earnings per the statement of assets and liabilities as of December 31, 2009 is the operating results for the period July 1, 2009 through December 31, 2009.

Permanent book and tax accounting differences relating to the tax year ended June 30, 2009 have been reclassified to reflect a decrease in undistributed net investment loss of $453,332, a decrease in accumulated net realized loss on investments of $16,774,115 and a decrease in paid-in-capital of $17,227,447. These differences are primarily due to passive loss limitations, swap character reclasses and net operating losses. Net assets were not affected by this reclassification.

CAPITAL LOSS CARRYFORWARD: At June 30, 2009, the Fund had a net operating loss carryforward of $10,735,440. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. The capital loss carryforward will expire in 2017.

POST OCTOBER LOSSES: Under current laws, certain net capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended June 30, 2009, the Fund intends to elect to defer net realized currency losses of $1,626 and net realized capital losses on investments sold of $18,354,672 incurred from November 1, 2008 through June 30, 2009.

FEDERAL INCOME TAX: The Fund intends to qualify each year for taxation as a RIC eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income and gains distributed in a timely manner to its shareholders in the form of dividends or capital gain dividends.

As of December 31, 2009, the cost of securities and gross unrealized appreciation and depreciation for all securities on a tax basis was as follows:

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

NOTES TO FINANCIAL STATEMENTS - CONTINUED

Total Cost of Investments                      $68,116,359
Gross Unrealized Appreciation on Investments   $ 3,384,175
Gross Unrealized Depreciation on Investments   $  (445,932)
                                               -----------
Net Unrealized Appreciation on Investments     $ 2,938,243
                                               ===========

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements.

The Fund files U.S. federal and Connecticut state tax returns. No income tax returns are currently under examination. The Fund's U.S. federal tax returns and Connecticut state tax returns remain open for examination for the tax years ended June 30, 2009, June 30, 2008 and June 30, 2007.

EXPENSES: The Fund will pay all of its own expenses incurred in its operations.

RECENTLY ISSUED ACCOUNTING STANDARDS: In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

3. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Energy Income Partners, LLC, serves as the Fund's investment manager with responsibility for the management of the Fund's investment portfolio, subject to the supervision of the Board of Trustees of the Trust. For providing such services, the Fund pays to the Manager a fee, computed and paid monthly at the annual rate of 1% of the average daily net assets of the Fund.

PFPC Trust Company serves as custodian for the Fund and has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

PNC Global Investment Servicing (U.S.) Inc. (formerly known as PFPC Inc.) ("PNC") serves as the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts.

PNC also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement. For administrative and accounting services, the Fund pays PNC a fee equal to 0.07% of the Fund's first $250 million of average gross assets, 0.05% of the Fund's next $200 million of average gross assets and 0.03% of the Fund's average gross assets in excess of $450 million, on a monthly basis, in addition to certain out-of-pocket expenses. The Fund is currently paying the minimum fee of $100,000/year ($8,333/month). For regulatory administration services, the Fund pays PNC a fee equal to 0.03% of the Fund's first $250 million of average gross assets and 0.02% of the Fund's average gross assets in excess of $250 million, on a monthly basis, in addition to certain other fees and expenses. The Fund is currently paying the minimum fee of $50,000/year ($4,167/month).

The Fund does not charge any sales load or fees pursuant to Rule 12b-1 of the 1940 Act. Currently, the Fund offers only a single class of shares. The Fund is self-distributed and does not have a principal underwriter or private placement agent.

The Fund pays each member of the Board of Trustees who is not an "interested person" as defined in Section 2(a)(19) of the 1940 Act ("Disinterested Trustees") an annual retainer fee of $22,000 which includes compensation for all regular quarterly board meetings and regular committee meetings. Additional fees of $1,250 and $400 are paid to Disinterested Trustees for special in-person board or non-regular committee meetings and telephonic board or non-regular committee meetings, respectively.

4. PURCHASES AND SALES

The aggregate amounts of purchases and sales of the Fund's investment securities, other than short-term securities for the year ended December 31, 2009 were as follows:

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

NOTES TO FINANCIAL STATEMENTS - CONTINUED

                               PURCHASES        SALES
                              -----------   ------------
U.S. Government Securities    $ 4,188,760   $  8,000,000
Other Investment Securities    53,499,963    176,853,230

5. SHARES OF BENEFICIAL INTEREST

The Trust has authorized capital of unlimited shares of beneficial interest with a par value of $0.01 which may be issued in more than one class or series. Currently, the Fund is the only series of the Trust and the Fund currently offers one class of shares.

Share transactions were as follows:

                                                          YEAR ENDED
                                                      DECEMBER 31, 2009
                                                  -------------------------
                                                    SHARES        AMOUNT
                                                  ----------   ------------
Shares sold                                               --   $         --
Shares issued as reinvestment of distribution             --             --
Shares redeemed                                   (7,910,733)   (56,821,298)
                                                  ----------   ------------
Total net decrease from Fund share transactions   (7,910,733)  $(56,821,298)
                                                  ==========   ============

                                                           YEAR ENDED
                                                       DECEMBER 31, 2008
                                                  ---------------------------
Shares sold                                         5,404,679   $  56,421,352
Shares issued as reinvestment of distribution       1,472,935       9,898,125
Shares redeemed                                   (12,272,312)   (114,011,043)
                                                  -----------   -------------
Total net decrease from Fund share transactions    (5,394,698)  $ (47,691,566)
                                                  ===========   =============

6. INDUSTRY CONCENTRATION AND OTHER RISK FACTORS

The Fund's investments are concentrated in the Energy Industry and are likely to present more risks than a fund that is broadly invested in a number of different industries.

The Fund may invest in securities denominated or quoted in foreign currencies and therefore changes in the exchange rate between the U.S. dollar and such foreign currencies will affect the U.S. dollar value of these securities and the unrealized appreciation or depreciation of these investments. The Fund may hedge against certain currency risk by, among other techniques, buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. The use of hedging transactions has risks and may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can real-ize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

The Fund may transact in various financial instruments including futures contracts, swap contracts and options. With these financial instruments, the Fund is exposed to market risk in excess of the amounts recorded in the statement of assets and liabilities. Further, the Fund is exposed to credit risk from potential counterparty non-performance. At the statement of assets and liabilities date, credit risk is limited to amounts recorded in the statement of assets and liabilities.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

COUNTERPARTY RISK

Some of the markets in which the Fund effects its transactions are "over-the-counter" markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Manager is not restricted from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any meaningful and independent evaluation of such counterparties' financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. Please see the Private Placement Memorandum and the Statement of Additional Information of the Fund for further information.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through February 25, 2010, the date the financial statements were issued, and has determined that there were the following subsequent events:

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

NOTES TO FINANCIAL STATEMENTS - CONTINUED

On January 6 and January 7, 2010, the Fund satisfied redemption requests of $22,000,000 and $3,400,000, respectively.

On February 2, 2010, The PNC Financial Services Group, Inc. ("PNC") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC ("GIS").

The Stock Sale includes PNC Global Investment Servicing (U.S.) Inc. and PFPC Trust Company and is expected to close in the third quarter of 2010.

EIP Growth and Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF EIP GROWTH AND INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of EIP Growth and Income Fund (the "Fund"), the sole series of EIP Investment Trust (the "Trust"), as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 22, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EIP Growth and Income Fund, the sole series of the EIP investment Trust, as of December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 22, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
February 25, 2010

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

ADDITIONAL INFORMATION (UNAUDITED)

FORM N-Q: The Trust files complete Portfolio of Investments for the Fund with the SEC for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

PROXY VOTING: The Fund's Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, and are also available (i) upon request, without charge, by calling collect 1-203-349-8323 or (ii) on the SEC's website at www.sec.gov.

The Fund's Proxy Voting Record for the most recent twelve month period ended June 30 (which is filed by August 31 of each year) is available (i) upon request, without charge, by calling collect 1-203-349-8323 or (ii) on the SEC's website at www.sec.gov.

DISCLOSURE OF FUND EXPENSES

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, which you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Incurred During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given in the first line under the heading entitled "Expenses Incurred During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees. The Fund does not charge any sales loads or redemption fees but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                   EXPENSE
                         BEGINNING     ENDING    RATIO(1)(2)   EXPENSES
                          ACCOUNT     ACCOUNT     INCLUDING    INCURRED
                           VALUE       VALUE       INTEREST     DURING
                          07/01/09    12/31/09     EXPENSE     PERIOD(3)
                         ---------   ---------   -----------   ---------
Actual Fund Return       $1,000.00   $1,333.70      3.18%        $18.71
Hypothetical 5% Return   $1,000.00   $1,009.17      3.18%        $16.10

(1)  Annualized, based on the Fund's most recent fiscal expenses.

(2) Expense ratio includes interest expense. If interest expense were not included, the Fund's expense ratio would be 2.59%, and would result in the following expenses:

                                                  EXPENSE
                         BEGINNING     ENDING     RATIO(1)   EXPENSES
                          ACCOUNT     ACCOUNT    EXCLUDING   INCURRED
                           VALUE       VALUE      INTEREST    DURING
                          07/01/09    12/31/09    EXPENSE    PERIOD(3)
                         ---------   ---------   ---------   ---------
Actual Fund Return       $1,000.00   $1,333.70     2.59%       $15.23
Hypothetical 5% Return   $1,000.00   $1,012.15     2.59%       $13.14

(3) Expenses are equal to the Fund's annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                      TERM OF                                                  NUMBER OF
                                     OFFICE(1)                                               PORTFOLIOS IN
                                        AND                                                   FUND COMPLEX     OTHER TRUSTEESHIPS/
      NAME, ADDRESS, AGE AND         LENGTH OF              PRINCIPAL OCCUPATION(S)           OVERSEEN BY         DIRECTORSHIPS
      POSITION(S) WITH TRUST        TIME SERVED             DURING PAST FIVE YEARS              TRUSTEE          HELD BY TRUSTEE
      ----------------------        -----------   ----------------------------------------   -------------   -----------------------
DISINTERESTED TRUSTEES

Kenneth I. Rosenblum                Since         Independent Consultant (since January           One        Independent Director of
DOB: 04/27/41                       December      1990); Trustee of McMorgan Funds                           San Luis Trust Bank,
c/o EIP Investment Trust            2005          (6 funds) (1994-2008); Independent                         San Luis Obispo, CA
49 Riverside Avenue                               Director and Audit Committee
Westport, CT 06880                                Chairman, United Labor Bank, F.S.B.
Trustee                                           and First ULB Corp. (1997-2003).

Salvatore Faia                      Since         President, Vigilant Compliance                  One        None
DOB: 12/25/62                       December      Services, (mutual fund and investment
c/o EIP Investment Trust            2005          adviser compliance company) (since
49 Riverside Avenue                               August 2004); Senior Legal Counsel,
Westport, CT 06880                                PFPC Inc. (2002-2004), Partner,
Trustee                                           Pepper Hamilton LLP (law firm)
                                                  (1997-2001).

INTERESTED TRUSTEES

James J. Murchie(2)                 Since July    Principal, Energy Income Partners,              One        None
DOB: 11/14/57                       2006          LLC (2003-2004, since 2006);
c/o EIP Investment Trust                          Principal, Pequot Capital, Inc. (invest-
49 Riverside Avenue                               ment adviser) (2004-2006); Principal,
Westport, CT 06880                                Lawhill Capital Partners, LLC (invest-
Trustee and President                             ment adviser) (1997-2003).

OFFICERS WHO ARE NOT TRUSTEES

Linda Longville                     Since July    Principal, Energy Income Partners,              N/A        N/A
DOB: 07/26/58                       2006          LLC (2003-2004, since 2006);
c/o EIP Investment Trust                          Research Analyst, Pequot Capital, Inc.
49 Riverside Avenue                               (investment adviser) (2004-2006);
Westport, CT 06880                                Research Analyst, Lawhill Capital
Treasurer and Principal Financial                 Partners, LLC (investment adviser)
and Accounting Officer                            (2001-2003).

Eva Pao                             Since July    Principal, Energy Income Partners,              N/A        N/A
DOB: 04/18/74                       2006          LLC (2003-2004, since 2006); Co-
c/o EIP Investment Trust                          Portfolio Manager, Pequot Capital, Inc.
49 Riverside Avenue                               (investment adviser) (2004-2006).
Westport, CT 06880
Chief Legal Officer,
Chief Compliance Officer
and Anti-Money Laundering
Compliance Officer

EIP Growth and Income Fund

                                                               DECEMBER 31, 2009

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

                                      TERM OF                                                  NUMBER OF
                                     OFFICE(1)                                               PORTFOLIOS IN
                                        AND                                                   FUND COMPLEX     OTHER TRUSTEESHIPS/
      NAME, ADDRESS, AGE AND         LENGTH OF              PRINCIPAL OCCUPATION(S)           OVERSEEN BY         DIRECTORSHIPS
      POSITION(S) WITH TRUST        TIME SERVED             DURING PAST FIVE YEARS              TRUSTEE          HELD BY TRUSTEE
      ----------------------        -----------   ----------------------------------------   -------------   -----------------------
OFFICERS WHO ARE NOT TRUSTEES

Jennifer Rogers                     Since         Vice President and Counsel,                     N/A        N/A
DOB: 07/28/74                       February      Regulatory Administration, PNC Global
C/O PNC Global Investment           2009          Investment Servicing (since July
Servicing (U.S.) Inc.                             2007); Vice President and Assistant
301 Bellevue Parkway                              Counsel, PNC Global Investment
2nd Floor                                         Servicing (2005-2007).
Wilmington, DE 19809
Secretary

----------
(1) Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Except as otherwise provided by law, the Trust's Declaration of Trust or Bylaws, the President and the Treasurer hold office until his or her resignation has been accepted by the Trustees or until his or her respective successor has been duly elected and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. All other officers hold office at the pleasure of the Trustees.

(2) Mr. Murchie is deemed an "interested person" of the Fund due to his positions of Principal of the Manager and President of the Fund and due to his beneficial ownership of interests in the Manager.

The Fund's Statement of Additional Information includes additional information about the Fund's trustees and is available, without charge, upon request by calling collect 1-203-349-8232.

                     This page is left blank intentionally.

EIP Growth and Income Fund

     ADVISER

     Energy Income Partners, LLC
     49 Riverside Avenue
     Westport, CT 06880

     SHAREHOLDER SERVICES

     PNC Global Investment Servicing (U.S.) Inc.
     760 Moore Road
     King of Prussia, PA 19406

     OFFICERS

     James J. Murchie, President
     Linda Longville, Treasurer and Principal Financial and Accounting Officer Eva Pao, Chief Legal Officer, Chief Compliance Officer and Anti-Money
        Laundering Compliance Officer
     Jennifer Rogers, Secretary

     CUSTODIAN

     PFPC Trust Company
     8800 Tinicum Boulevard, 3rd Floor
     Philadelphia, PA 19153

     LEGAL COUNSEL

     Ropes & Gray LLP
     One International Place
     Boston, MA 02110

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche LLP
     1700 Market Street
     Philadelphia, PA 19103

                                   (EIP LOGO)

                           EIP GROWTH AND INCOME FUND

                               49 Riverside Avenue
                               Westport, CT 06880
                                  203.349.8232

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b)  Omitted

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics, during the period covered by this report, to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
          (b) of this item's instructions.

     (e)  Not applicable.

     (f)  Omitted

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The board of trustees of the registrant has determined that Mr. Salvatore Faia qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of his pertinent experience, knowledge and education. Mr. Faia is "independent," as defined by this Item 3. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and the board of trustees in absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $58,000 for the fiscal year ended December 31, 2008 and $58,000 for the fiscal year ended December 31, 2009.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2009.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $27,500 for the fiscal year ended December 31, 2008 and $27,500 for the fiscal year ended December 31, 2009. The nature of these services was to prepare Form 1120-RIC, along with applicable state income/franchise tax returns as well as Form 8613, Return of Excise Tax on Undistributed Income of Regulated Investment companies.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2009.

     (e)(1) The audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

Pursuant to its charter, the Registrant's Audit Committee (the "Committee") annually reviews and, if the Committee so determines, pre-approves the scope of the audit of EIP Growth and Income Fund (the "Fund") and proposed audit fees and permitted non-audit (including audit-related) services that are proposed to be performed by the Fund's independent accountants for the Fund as well as for the Fund's investment adviser (Energy Income Partners, LLC, ("EIP")) or any entity controlling, controlled by or under common control with EIP that provides ongoing services to the Fund ("Applicable Service Providers"), if the engagement relates directly to the operations and financial reporting of the Fund.

In addition to the Committee's pre-approval of services, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund also requires the separate pre-approval of the President, Treasurer or Assistant Treasurer of the Fund, who may only grant such approval if he or she believes that the accounting firm's engagement will not adversely affect the firm's independence.

Individual (i) audit services, (ii) audit-related services, (iii) tax services, and (iv) services that are not audit, audit-related, or tax services that are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee at any regular or special meeting (whether in-person or telephonic). Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $75,000 for audit services or $100,000 for all other permitted services. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

                                    * * * * *

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b)  N/A

     (c)  0%

     (d)  0%

     (f)  Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $112,000 for the fiscal year ended December 31, 2008 and $134,500 for the fiscal year ended December 31, 2009.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) EIP Investment Trust's (the "Registrant") principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the Registrant's internal control over financial reporting during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) EIP Investment Trust


By (Signature and Title) /s/ James Murchie
                         ----------------------------------------
                         James Murchie, President
                         (principal executive officer)

Date 2/23/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title) /s/ James Murchie
                         ----------------------------------------
                         James Murchie, President
                         (principal executive officer)

Date 2/23/10


By (Signature and Title) /s/ Linda Longville
                         ----------------------------------------
                         Linda Longville, Treasurer and Principal
                         Financial and Accounting Officer
                         (principal financial officer)

Date 2/23/10